Exhibit 10.2.8

ADVANCED LIGHTING TECHNOLOGIES, INC.
32000 Aurora Road
Solon, Ohio 44139

May 31, 2004

WELLS FARGO FOOTHILL, INC., as Agent and Lender
One Boston Place, 18th Floor
Boston, Massachusetts 02108

Re: Consent to Restructure and Amendment

Ladies and Gentlemen:

     Wells Fargo Foothill, Inc., as Arranger and Administrative Agent (“Agent”), the lenders (“Lenders”) from time to time parties to the Loan Agreement (as defined below), and Advanced Lighting Technologies, Inc., an Ohio corporation (“Parent”) and each of Parent’s subsidiaries identified as a borrower on the signature pages hereof (such subsidiaries, together with Parent, are referred to hereafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”) have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 10, 2003, among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), the EXIM Credit Agreement dated as of December 10, 2003, among Agent, Lenders, Borrowers and the other Loan Parties (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “EXIM Credit Agreement”), and all other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. All capitalized terms used in this Letter re: Consent to Restructure and Amendment (this “Consent”) shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Loan Parties have requested that the Agent and Lenders consent to the reorganization of Parent’s corporate organizational structure as described in the memorandum annexed hereto as Exhibit A (the “Restructure”) and to make certain amendments to the Loan Agreement and other Loan Documents in connection with such Restructure. Agent and Lenders have agreed to consent to the Restructure and to make such amendments, subject to the terms and provisions hereof.

     In consideration of the foregoing, and other good and valuable consideration, Agent, Lenders and Loan Parties hereby agree as follows:

     1. Consent. As a one-time accommodation to the Loan Parties, Agent and Lenders consent to the Restructure, provided, that, (a) prior to the filing of any certificate of merger, dissolution or other organizational document with the appropriate Secretary of State or other applicable Governmental Authority in connection with the Restructure, Parent shall deliver such certificate of merger, dissolution or other organizational document to Agent, for Agent’s review, comment and approval, and (b) upon receipt by any Loan Party of the fully executed, file-stamped certificate of merger, dissolution or other organizational document, Parent shall promptly delivered such document to Agent.

     2. Amendments.

          (a) Subject to the conditions precedent set forth herein, on the effective date applicable to each transaction evidencing a portion of the Restructure as described below, the Loan Agreement and the other Loan Documents shall be amended as follows:

               (i) Upon consummation of the merger of ADLT Services, Inc. with and into Venture Lighting International, Inc., pursuant to which Venture Lighting International, Inc. is the surviving corporation, ADLT Services, Inc. shall no longer be a Borrower or a Loan Party;

               (ii) Upon consummation of the merger of Lighting Resources International, Inc. with and into Venture Lighting International, Inc., pursuant to which Venture Lighting International, Inc. is the surviving corporation, Lighting Resources International, Inc. shall no longer be a Borrower or a Loan Party;

               (iii) Upon consummation of the merger of Microsun Technologies Inc. with and into Venture Lighting International, Inc., pursuant to which Venture Lighting International, Inc. is the surviving corporation, Microsun Technologies Inc. shall no longer be a Borrower or a Loan Party;

               (iv) Upon consummation of the transfer (the “UK Asset Transfer”) of the assets, obligations and undertakings of Venture Lighting Europe Limited (registered number: 03341889) (“VLE”) to Advanced Lighting Technologies Europe Limited (registered number: 03070525) (“ADLTE”), ADLTE shall become a Guarantor, a UK Guarantor and a Loan Party and further, ADLTE shall change its name to “Venture Lighting Europe Limited”; and

               (v) Following the UK Asset Transfer and the change of name of Parry Power Systems Limited (registered number: 02833448) (“Parry”) to enable VLE to take the name Parry Power Systems Limited, Parry (for the purposes of clarity, registered number: 02833448) shall no longer be a Guarantor, a UK Guarantor or a Loan Party.

          (b) Upon consummation of the transactions described in Paragraphs 2(a)(iv) and 2(a)(v) above,

               (i) Schedule G-1 to the Loan Agreement shall be amended and restated in its entirety in the form annexed hereto;

               (ii) Schedule G-1 to the EXIM Credit Agreement shall be amended and restated in its entirety in the form annexed hereto; and

               (iii) the definition of “UK Guarantors” as set forth in Section 1.1 of the Loan Agreement and Section 1.1 of the EXIM Credit Agreement is hereby amended and restated in its entirety as follows:

“UK Guarantors” means, collectively, Advanced Lighting Technologies Europe Limited and Parry Power Systems Limited, each incorporated under the laws of the United Kingdom.”

     3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Loan Parties to Agent pursuant to the other Loan Documents, each Loan Party hereby represents, warrants and covenants with and to Agent as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

          (a) (i) All actions and proceedings required by the Restructure, applicable law or regulation (including, but not limited to, compliance with Hart-Scott-Rodino Anti-Trust Improvement Act of 1976 as amended) shall be taken and the transactions required thereunder shall be duly and validly taken and consummated.

               (ii) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the documents and agreements executed and delivered in connection with the Restructure and no government action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the Restructure.

               (iii) The security interests in and liens upon the assets and properties of each Loan Party in favor of Agent shall continue upon such assets and properties to which any Loan Party shall succeed pursuant to the Restructure, and such security interests and liens and their perfection and priority shall continue in all respects in full force and effect. Without limiting the generality of the foregoing, the Restructure shall in no way limit, forgive, impair or adversely affect the Obligations, howsoever arising, or any security interests or liens securing the same.

               (iv) The Restructure and the other arrangements contemplated herein do not violate any law or regulation or any order or decree of any court or Governmental Authority in any respect and do not and will not conflict with or result in the breach of, or constitute a default in any respect under, any agreement, document or instrument to which any Loan Party is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of any Loan Party or violate any provision of the Certificate of Incorporation or By-Laws of any Loan Party.

               (v) Loan Parties shall deliver, or caused to be delivered, to Agent, true, correct and complete copies of the documents and agreements executed and delivered in connection with the Restructure.

          (b) This Consent has been duly authorized, executed and delivered by each Loan Party, and the agreements and obligations of each Loan Party contained herein constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms.

          (c) The execution and delivery of this Consent shall not violate any applicable law or regulation, or any order or decree of any court or any Governmental Authority in any respect and shall not conflict with or result in the breach of, or constitute a default in any respect under, any indenture, any material mortgage, deed of trust, security agreement, agreement or instrument to which any Loan Party is a party or may be bound, or violate any provision of the organizational documents of any Loan Party.

          (d) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents, are true and correct in all material respects, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          (e) No Default or Event of Default exists on the date of this Consent.

          (f) Loan Parties shall deliver to Agent, in form and substance satisfactory to Agent, any and all such further instruments and documents as Agent may require to protect, preserve and maintain Agent’s rights in the Collateral or as Agent may otherwise require in connection with the transaction contemplated hereunder.

          (g) Within seven (7) days after the consummation of any transaction that requires a change to Schedule G-1 of the Loan Agreement or the EXIM Credit Agreement (other than those set forth in Sections 2(a)(iv) and 2(a)(v) above) Loan Parties shall deliver to Agent, in form and substance satisfactory to Agent, a revised Schedule G-1 and such further documents as Agent may otherwise require in connection with the consummation of such transaction.

     4. Conditions Precedent. The effectiveness of this Consent with respect to any individual merger or dissolution transaction (each a “Restructure Component”) set forth in the Restructure, shall be subject to the fulfillment of each of the following conditions precedent:

          (a) receipt by Agent of an original of this Consent, in form and substance satisfactory to Agent, duly authorized, executed and delivered by Loan Parties;

          (b) receipt by Agent of evidence, in form and substance satisfactory to Agent, that the documents and agreements to be executed and delivered in connection with each Restructure Component have been duly executed and delivered by and to the appropriate parties thereto;

          (c) receipt by Agent of evidence, in form and substance satisfactory to Agent, that all required consents or approvals of any persons other than Agent, if any, to any Restructure Component have been obtained;

          (d) all representations and warranties contained herein and in the Loan Agreement shall be true and correct in all material respects;

          (e) receipt by Agent of evidence, in form and substance satisfactory to Agent, that Agent has a continuing, valid perfected and first priority security interests in and liens upon the Collateral (as defined in the Loan Agreement) of each Loan Party and any other property which is intended to be security for the Obligations, subject only to the Permitted Liens;

          (f) the Indebtedness to Agent pursuant to the Loan Documents of any entity merged or dissolved pursuant to the Restructure shall have been assumed by the surviving Loan Parties by operation of law pursuant to each Restructure Component;

          (g) after giving effect to this Consent, no Event of Default shall exist or have occurred and no event, act or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default; and

          (h) with respect to the transfer of all of the issued and outstanding shares of Advanced Lighting Technologies, Canada Inc. (“ADLT Canada”) from Parent to Venture Lighting Power Systems, North America Inc. (“VLPSNA”) (the “Share Transfer”) and the subsequent dissolution of ADLT Canada pursuant to the laws of Ontario (the “Dissolution”), receipt by Agent of the following in form and substance satisfactory to Agent:

               (i) evidence that Parent has applied for, executed and filed with the relevant Canadian taxation authorities, a certificate pursuant to section 116 of the Income Tax Act (Canada);

               (ii) a certificate of an officer of ADLT Canada attesting that as at the closing of the Share Transfer, ADLT Canada has no liabilities and providing a list of assets of ADLT Canada to be assumed by Canadian Guarantor;

               (iii) an opinion of counsel to ADLT Canada that the Share Transfer has been completed in accordance with all applicable laws, including all applicable taxation laws, together with such further opinions that Agent shall reasonably request;

               (iv) an opinion of counsel to ADLT Canada that the Dissolution has been completed in accordance with all applicable laws; and

               (v) such other documentation or information in respect of the Share Transfer and Dissolution that Agent may reasonably request.

     5. Pacific Rim Entities. Notwithstanding anything set forth in the provisions above, with respect to any Restructure Component concerning any Pacific Rim entity or Australian entity as described in the Restructure (“Pacific Restructure Component”), no further consent, approval, review or comment by, or delivery of documentation to, the Agent, shall be required prior to the consummation of, or the execution and delivery of necessary documentation to any Governmental Entity with respect to, any Pacific Restructure Component.

     6. Covenant. Agent shall receive, within ten (10) days of the filing thereof, evidence, in form and substance satisfactory to Agent, that (a) the Articles of Merger or Dissolution with respect to each Restructure Component have been filed with the appropriate Secretary of State or other applicable Governmental Authority and such merger or dissolution is valid and effective in accordance with the terms and provisions of the applicable corporate statutes of such State, and (b) such Restructure Component is valid and effective in accordance with the terms and provisions of the applicable corporate statutes of each applicable State;

     7. Effect of this Consent. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement are intended or implied, and, in all other respects, the Loan Agreement shall continue to remain in full force and effect in accordance with its terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Agent or Lenders of any other provision of the Loan Agreement nor shall anything contained herein be construed as a consent by the Agent or Lenders to any transaction other than those specifically consented to herein.

     8. Binding Effect. The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

     9. Counterparts. This agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

     10. Entire Agreement. This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

Very truly yours,

ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President and Chief Accounting Officer

APL ENGINEERED MATERIALS, INC., an Illinois corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

VENTURE LIGHTING INTERNATIONAL, INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

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BALLASTRONIX (DELAWARE), INC., a Delaware corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

MICROSUN TECHNOLOGIES INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

LIGHTING RESOURCES INTERNATIONAL, INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

ADLT SERVICES, INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

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DEPOSITION SCIENCES, INC., an Ohio corporation, as a Borrower and a Loan Party
By:	/s/ Christopher F. Zerull

Name:	Christopher F. Zerull
Title:	Vice President

VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC., a Nova Scotia corporation, as a Loan Party
By:	/s/ RG Douglas Oulton

Name:	RG Douglas Oulton
Title:	V.P. Finance and Administration

PARRY POWER SYSTEMS LIMITED, a corporation organized under the laws of the United Kingdom, as a Loan Party
By:	/s/ Sabu Krishnan

Name:	Sabu Krishnan
Title:	Director

VENTURE LIGHTING EUROPE LTD., a corporation organized under the laws of the United Kingdom, as a Loan Party
By:	/s/ Sabu Krishnan

Name:	Sabu Krishnan
Title:	Director

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ACKNOWLEDGED AND AGREED:

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender
By:	/s/ John T. Leonard

Name:	John T. Leonard
Title:	VP

SCHEDULE G-1
TO
AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

GUARANTORS

ADLT Realty Corp. I, Inc.
Advanced Lighting Technologies Europe Limited (registered number: 03070525)
     (name to be changed “Venture Lighting Europe Limited”)
Unison Fiber Optic Lighting Systems LLC
Venture Lighting Europe Limited (registered number: 03341889)
     (name to be changed to “Parry Power Systems Limited”)
Venture Lighting Power Systems, North America, Inc.

SCHEDULE G-1
TO
EXIM CREDIT AGREEMENT

GUARANTORS

ADLT Realty Corp. I, Inc.
Advanced Lighting Technologies Europe Limited (registered number: 03070525)
     (name to be changed “Venture Lighting Europe Limited”)
Unison Fiber Optic Lighting Systems LLC
Venture Lighting Europe Limited (registered number: 03341889)
     (name to be changed to “Parry Power Systems Limited”)
Venture Lighting Power Systems, North America, Inc.

SIMPLIFICATION OF ADLT
CORPORATE STRUCTURE

     In going through the due diligence process for ADLT’s chapter 11 reorganization, it has become clear that ADLT’s corporate structure includes many inactive subsidiaries and unnecessary holding companies. Although most of these entities served a valid purpose at the time of their inception, their current existence merely creates a confusing structure with increased administrative costs. Thus, in connection with ADLT’s impending emergence from Chapter 11, management has determined it is in the best interests of ADLT and its operating companies, to dispose of (through dissolution and/or merger) unnecessary entities and to move forward with a “streamlined” corporate structure. This process will require the approval of ADLT’s exit lender, Wells Fargo Foothill (“Foothill”), as well as Foothill’s cooperation in returning pledged share certificates to be cancelled (or reissued) pursuant to the simplification process outlined on Schedules A, B, C & D.

US ENTITIES:

ADLT Services, Inc.

- This company will be merged out of existence (into Venture Lighting International, Inc. (“VLI”))

Lighting Resources International, Inc.

- This company will be merged out of existence (into VLI)

- The 30% ownership of Shanghai Y & L currently in LRI’s name will be transferred into VLI’s name.

Microsun Technologies, Inc.

- This company will be merged out of existence (into VLI).

Unison Fiber Optics Lighting Systems, LLC

- This company will either be dissolved or merged out of existence (into VLI).

- Unison is currently the owner of warrants for Fiberstars stock which will be transferred to ADLT shareholders as part of the bankruptcy plan.

Advanced Cable Lite Corporation

- This company will be dissolved pursuant to Ohio law.

CANADIAN ENTITIES:

Advanced Lighting Technologies Canada, Inc.

- The company will be dissolved with all proceeds going to VLI, its sole shareholder.

- Canadian counsel, Patterson Palmer, will be directed to prepare dissolution documentation.

UNITED KINGDOM ENTITIES:

The following plan was proposed by Michael Copestake of Freeth Cartwright:

Ruud Lighting Europe Limited

- This company will be removed from the Registrar of Companies. (equivalent of dissolution)

Advanced Lighting Technologies Europe

- This company will change its name to “Venture Lighting Europe Limited” and assume all assets, obligations and undertakings of the current entity named Venture Lighting Europe Limited.

Venture Lighting Europe Limited

- This company will transfers its assets, obligations and undertakings to ADLTE (see above) and change its name to “Parry Power Systems Limited.”

- The entity be kept as a “shell company” to protect the rights to the name “Parry Power Systems Limited”

Parry Power Systems Limited

- The company will change its name in connection with Venture Lighting Europe Limited’s assumption of the name “Parry Power Systems Limited”.

- The entity will be subsequently dissolved/liquidated.

AUSTRALIAN ENTITIES:

Lampway Direct Pty Ltd.

- This company will be dissolved.

- Australian counsel will be directed to prepare dissolution documentation.

PACIFIC RIM ENTITIES:

Pacific Lighting, Inc. (BVI)
LRI, Inc. (BVI)
Lighting Resources International Limited (BVI)
Lighting Resources Holdings Limited (BVI)
MHTI Limited (BVI)
Venture Lighting Korea Co., Ltd. (Korea)
HWA JIN Electric Light Co. Ltd. (Korea)

- Our Pacific Rim counsel, Tengis Limited (Hong Kong) will be directed to take the necessary steps and prepare the necessary documentation to simplify (through merger and/or dissolution) the structure of ADLT’s Pacific Rim investments as shown on Schedules C and D.

SCHEDULE A

(CURRENT) ADVANCED LIGHTING TECHNOLOGIES, INC. CORPORATE ORGANIZATION

ADVANCED LIGHTING TECHNOLOGIES, INC. (Ohio public corp.)
VENTURE LIGHTING INTERNATIONAL, INC. (Ohio corp.)
DEPOSITION SCIENCES, INC. (Ohio corp.)
LIGHTING RESOURCES INTERNATIONAL, INC. (Ohio corp.)
ADVANCED LIGHTING TECHNOLOGIES CANADA, INC. (Canada)
VENTURE POWER SYSTEMS INDIA PRIVATE, LTD. (India)
UNISON FIBER OPTIC LIGHTING SYSTEMS, LLC (Delaware LLC)
APL ENGINEERED MATERIALS, INC. (Illinois corp.)
ADVANCED CABLE LITE CORPORATION (Ohio corp.)
APL JAPAN CO., LTD. (Japan)
ADLT REALTY CORP. I, INC. (Ohio corp.)
ADVANCED LIGHTING TECHNOLOGIES (NZ) LTD. (New Zealand)
ADVANCED LIGHTING TECHNOLOGIES ASIA PTE LTD (fka VENTURE LIGHTING SOUTHEAST ASIA PTY LTD.) (Singapore)
VENTURE LIGHTING POWER SYSTEMS NA, INC. (Canada)
ADVANCED LIGHTING TECHNOLOGIES AUSTRALIA, INC. (Ohio corp.)
LAMPWAY DIRECT PTY. LTD. (Australia)
ADLT SERVICES, INC. (Ohio corp.)
BALL ASTRONIX (DELAWARE), INC. (Delaware corp.)
MICROSUN TECHNOLOGIES, INC. (Ohio corp.)
ADVANCED LIGHTING TECHNOLOGIES EUROPE LTD. (United Kingdom)
VENTURE LIGHTING INTERNATIONAL PTY LTD. (South Africa)
VENTURE LIGHTING INTERNATIONAL FZE (DUBAI, UAE)
VENTURE LIGHTING EUROPE LTD. (United Kingdom)
PARRY POWER SYSTEMS LTD. (United Kingdom)
ADLT LOGISTICS LTD. (United Kingdom)
RUDD LIGHTING EUROPE LTD. (United Kingdom)
LIGHTING RESOURCES HOLDINGS (MAURITIAS) LTD. (Mauritias)
26%
63%(1)
VENTURE LIGHTING INDIA LTD. (India)
- Domestic Subsidiary/Affiliate
- Foreign Subsidiary/Affiliate

PPT 52591 / 3190-001

SCHEDULE A (CURRENT) ADVANCED LIGHTING TECHNOLOGIES, INC. CORPORATE ORGANIZATION LIGHTING RESOURCES INTERNATIONAL, INC. (Ohio corp.) ADVANCED LIGHTING TECHNOLOGIES, INC. (Ohio public corp.) VENTURE LIGHTING INTERNATIONAL, INC. (Ohio corp.) DEPOSITION SCIENCES, INC. (Ohio corp.) VENTURE POWER SYSTEMS INDIA PRIVATE, LTD. (India) UNISON FIBER OPTIC LIGHTING SYSTEMS, LLC (Delaware LLC) APL ENGINEERED MATERIALS, INC. (Illinois corp.) APL JAPAN CO., LTD. (Japan) ADVANCED CABLELITE CORPORATION (Ohio corp.) ADVANCED LIGHTING TECHNOLOGIES (NZ) LTD. (New Zealand) BALLASTRONIX (DELAWARE), INC. (Delaware corp.) ADLT REALTY CORP. I, INC. (Ohio corp.) ADVANCED LIGHTING TECHNOLOGIES ASIA PTE LTD (fka VENTURE LIGHTING SOUTHEAST ASIA PTY LTD.) (Singapore) VENTURE LIGHTING POWER SYSTEMS NA, INC. (Canada) ADVANCED LIGHTING TECHNOLOGIES AUSTRALIA, INC. (Ohio corp.) MICROSUN TECHNOLOGIES, INC. (Ohio corp.) ADVANCED LIGHTING TECHNOLOGIES EUROPE LTD. (United Kingdom) VENTURE LIGHTING INTERNATIONAL PTY LTD. (South Africa) VENTURE LIGHTING INTERNATIONAL FZE (DUBAI, UAE) PARRY POWER SYSTEMS LTD. (United Kingdom) LIGHTING RESOURCES HOLDINGS (MAURITIAS) LTD. (Mauritias) VENTURE LIGHTING INDIA LTD. (India) Domestic Subsidiary/Affiliate 63%(1) 26% Foreign Subsidiary/Affiliate ADLT SERVICES, INC. (Ohio corp.) VENTURE LIGHTING EUROPE LTD. (United Kingdom) LAMPWAY DIRECT PTY. LTD. (Australia) ADLT LOGISTICS LTD. (United Kingdom) RUDD LIGHTING EUROPE LTD. (United Kingdom) ADVANCED LIGHTING TECHNOLOGIES CANADA, INC. (Canada) PPT 52591 / 3190-001 (1) Based on stock certificates. May be as high as 67%

SCHEDULE B PROPOSED ADVANCED LIGHTING TECHNOLOGIES, INC. CORPORATE ORGANIZATION ADVANCED LIGHTING TECHNOLOGIES, INC. (Ohio public corp.) VENTURE LIGHTING INTERNATIONAL, INC. (Ohio corp.) DEPOSITION SCIENCES, INC. (Ohio corp.) VENTURE POWER SYSTEMS INDIA PRIVATE, LTD. (India) APL ENGINEERED MATERIALS, INC. (Illinois corp.) APL JAPAN CO., LTD. (Japan) ADVANCED LIGHTING TECHNOLOGIES (NZ) LTD. (New Zealand) BALLASTRONIX (DELAWARE), INC. (Delaware corp.) ADLT REALTY CORP. I, INC. (Ohio corp.) ADVANCED LIGHTING TECHNOLOGIES ASIA PTE LTD (fka VENTURE LIGHTING SOUTHEAST ASIA PTY LTD.) (Singapore) VENTURE LIGHTING POWER SYSTEMS NA, INC. (Canada) ADVANCED LIGHTING TECHNOLOGIES AUSTRALIA, INC. (Ohio corp.) VENTURE LIGHTING INTERNATIONAL PTY LTD. (South Africa) VENTURE LIGHTING INTERNATIONAL FZE (DUBAI, UAE) PARRY POWER SYSTEMS LTD. (Shell) (United Kingdom) LIGHTING RESOURCES HOLDINGS (MAURITIAS) LTD. (Mauritias) VENTURE LIGHTING INDIA LTD. (India) Domestic Subsidiary/Affiliate 63%(1) 26% Foreign Subsidiary/Affiliate VENTURE LIGHTING EUROPE LTD. (United Kingdom) PPT 52598 / 3190-001 (1) Based on stock certificates. May be as high as 67%

Venture Lighting Korea Co., Ltd. (fka Advanced Lighting International Korea) a Korea company SCHEDULE C (CURRENT) PACIFIC RIM STRUCTURE ADVANCED LIGHTING TECHNOLOGIES, INC. Joint Ventures a publicly held Ohio corporation PPT 52601 / 3190-001 Pacific Lighting, Inc. a BVI company 50% (1) LRI, Inc. a BVI company Lighting Resources International Limited a BVI company Lighting Resources Holdings Limited a BVI company MHTI Limited a BVI company HWA Jin Electric Light Co., Ltd. a Korea company 49%(2) 66.67% (1) Remaining 50% owned by Wakoh Corporation (2) Remaining 51% owned by Korea Advanced Lighting

Venture Lighting Korea Co., Ltd. (fka Advanced Lighting International Korea) a Korea company SCHEDULE D (PROPOSED) PACIFIC RIM STRUCTURE ADVANCED LIGHTING TECHNOLOGIES, INC. Joint Ventures a publicly held Ohio corporation PPT 52603 / 3190-001 Pacific Lighting, Inc. a BVI company 50% (1) HWA Jin Electric Light Co., Ltd. a Korea company (1) Remaining 50% owned by Wakoh Corporation (2) Remaining 51% owned by Korea Advanced Lighting 49% (2) 66.67%